                                                                    EXHIBIT 10.4


                             INFORMATION ADVANTAGE, INC.
                          1997 EMPLOYEE STOCK PURCHASE PLAN

                   (AMENDED AND RESTATED EFFECTIVE APRIL 22, 1998)

SECTION 1.     PURPOSE OF THE PLAN.

     The Plan was adopted by the Board on September 23, 1997, effective as of September 24, 1997. The amended and restated Plan is effective as of April 22, 1998. The purpose of the Plan is to provide Eligible Employees with an opportunity to increase their proprietary interest in the success of the Company by purchasing Stock from the Company on favorable terms and to pay for such purchases through payroll deductions. The Plan is intended to qualify under section 423 of the Code.

SECTION 2.     ADMINISTRATION OF THE PLAN.

     a. COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist exclusively of one or more directors of the Company, who shall be appointed by the Board.

     b. COMMITTEE RESPONSIBILITIES. The Committee shall interpret the Plan and make all other policy decisions relating to the operation of the Plan. The Committee may adopt such rules, guidelines and forms as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

     c. PLAN YEAR. The Plan Year shall consist of a twelve month period commencing on July 1 and ending on June 30. Notwithstanding the foregoing, the first Plan Year shall be a short Plan Year commencing on the effective date of the Plan and ending on June 30, 1998.

SECTION 3.     ENROLLMENT AND PARTICIPATION.

     a. OFFERING PERIODS. While the Plan is in effect, two overlapping Offering Periods shall commence in each calendar year. The Offering Periods shall consist of the 18-month periods commencing on each January 1 and July 1, except that the first Offering Period shall commence on the date of the IPO and end on June 30, 1999.

     b. ACCUMULATION PERIODS. While the Plan is in effect, two Accumulation Periods shall commence in each calendar year. The Accumulation Periods shall consist of the six-month periods commencing on each January 1 and July 1, except that the first Accumulation Period shall commence on the date of the IPO and end on June 30, 1998.

     c. ENROLLMENT. Any individual who, on the day preceding the first day of an Offering Period, qualifies as an Eligible Employee may elect to become a Participant in the Plan for such Offering Period by executing the enrollment form prescribed for this purpose by the Committee. The enrollment form shall be filed with the Company at the prescribed location not later than 10 days prior to the commencement of such Offering Period. Notwithstanding the foregoing, the Committee may designate a date that is fewer than 10 days prior to the commencement of the first Offering Period under the Plan as the date by which enrollment forms must be filed with respect to the first Offering Period; in no event, however, shall the Committee designate a date that is subsequent to the date of the IPO.

     d. DURATION OF PARTICIPATION. Once enrolled in the Plan, a Participant shall continue to participate in the Plan until he or she ceases to be an Eligible Employee, withdraws from the Plan under Section 5(a) or reaches the end of the Accumulation Period in which his or her employee contributions were discontinued under Section 4(d) or 8(b). A Participant who discontinued employee contributions under Section 4(d) or withdrew from the Plan under Section 5(a) may again become a Participant, if he or she then is an Eligible Employee, by following the procedure described in Subsection (c) above. A Participant whose employee contributions were discontinued automatically under
Section 8(b) shall automatically resume participation at the beginning of the earliest Accumulation Period ending in the next calendar year, if he or she then is an Eligible Employee.

     e. APPLICABLE OFFERING PERIOD. For purposes of calculating the Purchase Price under Section 7(b), the applicable Offering Period shall be determined as follows:

          i. Once a Participant is enrolled in the Plan for an Offering Period, such Offering Period shall continue to apply to him or her until the earliest of (A) the end of such Offering Period, (B) the end of his or her participation under Subsection (d) above or (C) re-enrollment in a subsequent Offering Period under Paragraph (ii) below.

          ii. In the event that the Fair Market Value of Stock on the last trading day before the commencement of the Offering Period in which the Participant is enrolled is higher than on the last trading day before the commencement of any subsequent Offering Period, the Participant shall automatically be re-enrolled for such subsequent Offering Period.

          iii. When a Participant reaches the end of an Offering Period but his or her participation is to continue, then such Participant shall automatically be re-enrolled for the Offering Period that commences immediately after the end of the prior Offering Period.

SECTION 4.     EMPLOYEE CONTRIBUTIONS.

     a. FREQUENCY OF PAYROLL DEDUCTIONS. A Participant may purchase shares of Stock under the Plan solely by means of payroll deductions. Payroll deductions shall occur on each payday during participation in the Plan and shall be determined based upon the Payroll Withholding Rate designated by the Participant pursuant to Subsection (b) below.

     b. PAYROLL WITHHOLDING RATE. An Eligible Employee shall designate on the enrollment form the portion of his or her Compensation that he or she elects to have withheld during a calendar year for the purchase of Stock (the "Payroll Withholding Rate"). Such portion shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 15% of Compensation. In no event may an Eligible Employee contribute more than 15% of his or her Compensation during a calendar year for the purchase of shares of Stock under the Plan.

     c. CHANGING WITHHOLDING RATE. If a Participant wishes to change his or her Payroll Withholding Rate, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time. The new Payroll Withholding Rate shall be effective as soon as reasonably practicable after such form has been received by the Company. The new Payroll Withholding Rate shall be a whole percentage of the Eligible Employee's Compensation, but not less than 1% nor more than 15% of Compensation.

     d. DISCONTINUING PAYROLL DEDUCTIONS. If a Participant wishes to discontinue employee contributions entirely, he or she may do so by filing a new enrollment form with the Company at the prescribed location at any time.
Payroll withholding shall cease as soon as reasonably practicable after such form has been received by the Company. (In addition, employee contributions may be discontinued automatically pursuant to Section 8(b).) A Participant who has discontinued employee contributions may resume such contributions by filing a new enrollment form with the Company at the prescribed location. Payroll withholding shall resume as soon as reasonably practicable after such form has been received by the Company.

     e. LIMIT ON NUMBER OF ELECTIONS. No Participant shall make more than two elections under Subsection (c) or (d) above during any Accumulation Period. Notwithstanding any provision to the contrary herein, a Participant may make up to three (3) elections under Subsections (c) and (d) during the Accumulation Period ending June 30, 1998.

SECTION 5.     WITHDRAWAL FROM THE PLAN.

     a. WITHDRAWAL. A Participant may elect to withdraw from the Plan by filing the prescribed form with the Company at the prescribed location at any time before the last day of an Accumulation Period. As soon as reasonably practicable thereafter, payroll deductions shall cease and the entire amount credited to the Participant's Plan Account shall be refunded to him or her in cash, without interest. No partial withdrawals shall be permitted.

     b. RE-ENROLLMENT AFTER WITHDRAWAL. A former Participant who has withdrawn from the Plan shall not be a Participant until he or she re-enrolls in the Plan under Section 3(c). Re-enrollment may be effective only at the commencement of an Offering Period.

SECTION 6.     CHANGE IN EMPLOYMENT STATUS.

     a. TERMINATION OF EMPLOYMENT. Termination of employment as an Eligible Employee for any reason, including death, shall be treated as an automatic withdrawal from the Plan under Section 5(a). (A transfer from one Participating Company to another shall not be treated as a termination of employment.)

     b. LEAVE OF ABSENCE. For purposes of the Plan, employment shall not be deemed to terminate when the Participant goes on a military leave, a sick leave or another BONA FIDE leave of absence, if the leave was approved by the Company in writing. Employment, however, shall be deemed to terminate 90 days after the Participant goes on a leave, unless a contract or statute guarantees his or her right to return to work. Employment shall be deemed to terminate in any event when the approved leave ends, unless the Participant immediately returns to work. Notwithstanding the foregoing, an employee of Information Advantage GmbH or Information Advantage International shall not be deemed to have terminated employment for purposes of the Plan as a result of a leave of absence except to the extent allowed by and consistent with German or United Kingdom law, as applicable.

     c. DEATH. In the event of the Participant's death, the amount credited to his or her Plan Account shall be paid to a beneficiary designated by him or her for this purpose on the prescribed form or, if none, to the Participant's estate. Such form shall be valid only if it was filed with the Company at the prescribed location before the Participant's death.

SECTION 7.     PLAN ACCOUNTS AND PURCHASE OF SHARES.

     a. PLAN ACCOUNTS. The Company shall maintain a Plan Account on its books in the name of each Participant. Whenever an amount is deducted from the Participant's Compensation under the Plan, such amount shall be credited to the Participant's Plan Account. Amounts credited to Plan Accounts shall not be trust funds and may be commingled with the Company's general assets and applied to general corporate purposes. No interest shall be credited to Plan Accounts.

     b. PURCHASE PRICE. The Purchase Price for each share of Stock purchased at the close of an Accumulation Period shall be the lower of:

          i. 85% of the Fair Market Value of such share on the last trading day in such Accumulation Period; or

          ii. 85% of the Fair Market Value of such share on the last trading day before the commencement of the applicable Offering Period (as determined under Section 3(e)) or, in the case of the first Offering Period under the Plan, 85% of the price at which one share of Stock is offered to the public in the IPO.

     c. NUMBER OF SHARES PURCHASED. As of the last day of each Accumulation Period, each Participant shall be deemed to have elected to purchase the number of shares of Stock calculated in accordance with this Subsection (c), unless the Participant has previously elected to withdraw from the Plan in accordance with
Section 5(a). The amount then in the Participant's Plan Account shall be divided by the Purchase Price, and the number of shares that results shall be purchased from the Company with the funds in the Participant's Plan Account.
The
foregoing notwithstanding, no Participant shall purchase more than 500 shares of Stock with respect to any Accumulation Period nor more than the amounts of Stock set forth in Sections 8(b) and 13(a). The Committee may determine with respect to all Participants that any fractional share, as calculated under this Subsection (c), shall be (i) rounded down to the next lower whole share or (ii) credited as a fractional share.

     d. AVAILABLE SHARES INSUFFICIENT. In the event that the aggregate number of shares that all Participants elect to purchase during an Accumulation Period exceeds the maximum number of shares remaining available for issuance under
Section 13(a), then the number of shares to which each Participant is entitled shall be determined by multiplying the number of shares available for issuance by a fraction, the numerator of which is the number of shares that such Participant has elected to purchase and the denominator of which is the number of shares that all Participants have elected to purchase.

     e. ISSUANCE OF STOCK. Certificates representing the shares of Stock purchased by a Participant under the Plan shall be issued to him or her as soon as reasonably practicable after the close of the applicable Accumulation Period, except that the Committee may determine that such shares shall be held for each Participant's benefit by a broker designated by the Committee (unless the Participant has elected that certificates be issued to him or her). Shares may be registered in the names of the Participant or jointly in the name of the Participant and his or her spouse as joint tenants with right of survivorship or as community property.

     f. UNUSED CASH BALANCES. An amount remaining in the Participant's Plan Account that represents the Purchase Price for any fractional share shall be carried over in the Participant's Plan Account to the next Accumulation Period. Any amount remaining in the Participant's Plan Account that represents the Purchase Price for whole shares that could not be purchased by reason of Subsection 4(b), Subsection (c) above, Section 8(b) or Section 13(a) shall be refunded to the Participant in cash, without interest. Notwithstanding any provision to the contrary herein, the Company shall, upon written request of any Participant and as soon as practicable following March 6, 1998, refund to such Participant any and all amounts in excess of $2,550 contributed by such Participant on or before March 6, 1998.

     g. STOCKHOLDER APPROVAL. Any other provision of the Plan notwithstanding, no shares of Stock shall be purchased under the Plan unless and until the Company's stockholders have approved the adoption of the Plan.

SECTION 8.     LIMITATIONS ON STOCK OWNERSHIP.

     a. FIVE PERCENT LIMIT. Any other provision of the Plan notwithstanding, no Participant shall be granted a right to purchase Stock under the Plan if such Participant, immediately after his or her election to purchase such Stock, would own stock possessing more than 5% of the total combined voting power or value of all classes of stock of the Company or any parent or Subsidiary of the Company. For purposes of this Subsection (a), the following rules shall apply:

          i. Ownership of stock shall be determined after applying the attribution rules of section 424(d) of the Code;

          ii. Each Participant shall be deemed to own any stock that he or she has a right or option to purchase under this or any other plan; and

          iii. Each Participant shall be deemed to have the right to purchase 500 shares of Stock under this Plan with respect to each Accumulation Period.

     b. DOLLAR LIMIT. Any other provision of the Plan notwithstanding, no Participant shall purchase Stock with a Fair Market Value in excess of the following limit:

          i. In the case of Stock purchased during an Offering Period that commenced in the current calendar year, the limit shall be equal to (A) $25,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased in the current calendar year (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company).

          ii. In the case of Stock purchased during an Offering Period that commenced in the immediately preceding calendar year, the limit shall be equal to (A) $50,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the immediately preceding calendar year.

          iii. In the case of Stock purchased during an Offering Period that commenced in the second preceding calendar year, the limit shall be equal to (A) $75,000 minus (B) the Fair Market Value of the Stock that the Participant previously purchased (under this Plan and all other employee stock purchase plans of the Company or any parent or Subsidiary of the Company) in the current calendar year and in the two preceding calendar years.

For purposes of this Subsection (b), the Fair Market Value of Stock shall be determined in each case as of the beginning of the Offering Period in which such Stock is purchased. Employee stock purchase plans not described in section 423 of the Code shall be disregarded. If a Participant is precluded by this Subsection (b) from purchasing additional Stock under the Plan, then his or her employee contributions shall automatically be discontinued and shall resume at the beginning of the earliest Accumulation Period ending in the next calendar year (if he or she then is an Eligible Employee).

SECTION 9.     RIGHTS NOT TRANSFERABLE.

     The rights of any Participant under the Plan, or any Participant's interest in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or in any other manner other than by beneficiary designation or the laws of descent and distribution. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by beneficiary designation or the laws of descent and distribution, then such act shall be treated as an election by the Participant to withdraw from the Plan under Section 5(a).

SECTION 10.    NO RIGHTS AS AN EMPLOYEE.

     Nothing in the Plan or in any right granted under the Plan shall confer upon the Participant any right to continue in the employ of a Participating Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Participating Companies or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause.

     Even if the right to purchase shares is granted hereunder three times in succession to a Participant, this does not mean that the Participant remains further entitled to purchase Stock. Such right to purchase Stock is granted voluntarily by the Company and may be revoked by the Company at any time.

     The rights and obligations of any Participant employed by any Participating Company incorporated in England or Wales under a contract governed by English law under the terms of his office with or employment by such Participating Company shall not be affected by his participation in the Plan or by the discontinuance of the Plan or by the discontinuance of any right which he may have to participate in the Plan. Such Participant waives any and all rights to compensation or damages in consequence of the termination of his office or employment for any reason whatsoever insofar as those rights arise or may arise from his ceasing to have rights under the Plan as a result of such termination of his office or employment.

SECTION 11.    NO RIGHTS AS A STOCKHOLDER.

     A Participant shall have no rights as a stockholder with respect to any shares of Stock that he or she may have a right to purchase under the Plan until such shares have been purchased on the last day of the applicable Accumulation Period.

SECTION 12.    SECURITIES LAW REQUIREMENTS.

     Shares of Stock shall not be issued under the Plan unless the issuance and delivery of such shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded.

SECTION 13.    STOCK OFFERED UNDER THE PLAN.

     a. AUTHORIZED SHARES. The aggregate number of shares of Stock available for purchase under the Plan shall be 200,000, subject to adjustment pursuant to this Section 13.

     b. ANTI-DILUTION ADJUSTMENTS. The aggregate number of shares of Stock offered under the Plan, the 500-share limitation described in Section 7(c) and the price of shares that any Participant has elected to purchase shall be adjusted proportionately by the Committee for any increase or decrease in the number of outstanding shares of Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, any other increase or decrease in such shares effected without receipt or payment of consideration by the Company, the distribution of the shares of a Subsidiary to the Company's stockholders or a similar event.

     c. REORGANIZATIONS. Any other provision of the Plan notwithstanding, immediately prior to the effective time of a Change in Control, the Offering Period and Accumulation Period then in progress shall terminate and shares shall be purchased pursuant to Section 7. In the event of a merger or consolidation to which the Company is a constituent corporation and which does not constitute a Change in Control, the Plan shall continue unless the plan of merger or consolidation provides otherwise. The Plan shall in no event be construed to restrict in any way the Company's right to undertake a dissolution, liquidation, merger, consolidation or other reorganization.

SECTION 14.    AMENDMENT OR DISCONTINUANCE.

     The Board shall have the right to amend, suspend or terminate the Plan at any time and without notice. Except as provided in Section 13, any increase in the aggregate number of shares of Stock to be issued under the Plan shall be subject to approval by a vote of the stockholders of the Company. In addition, any other amendment of the Plan shall be subject to approval by a vote of the stockholders of the Company to the extent required by an applicable law or regulation. The right to purchase Stock granted herein is granted voluntarily by the Company and can be revoked at any time.

SECTION 15.    DEFINITIONS.

     a. "ACCUMULATION PERIOD" means a six-month period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 3(b).

     b. "BOARD" means the Board of Directors of the Company, as constituted from time to time.

     c.   "CHANGE IN CONTROL" means:

          i. The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

          ii. The sale, transfer or other disposition of all or substantially all of the Company's assets;

          iii. A change in the composition of the Board, as a result of which fewer than two-thirds of the incumbent directors are directors who either
     (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

          iv. Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Paragraph (d), the term "person" shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

     d.   "CODE" means the Internal Revenue Code of 1986, as amended.

     e.   "COMMITTEE" means a committee of the Board, as described in Section 2.

     f.   "COMPANY" means Information Advantage, Inc., a Delaware corporation.

     g. "COMPENSATION" means (i) the total taxable compensation paid to a Participant by a Participating Company during a calendar year as reported on the Participant's form W-2, including salaries, wages, bonuses, incentive compensation, commissions, overtime pay and shift premiums, plus (ii) any pre-tax contributions made by the Participant under sections 401(k) or 125 of the Code. Notwithstanding the foregoing, "Compensation" shall exclude all non-cash items, moving or relocation allowances, cost-of-living equalization payments, car allowances, tuition reimbursements, imputed income attributable to cars or life insurance, severance pay, fringe benefits, contributions or benefits received under employee benefit plans, income attributable to the exercise of stock options, and similar items. The Committee shall determine whether a particular item is included in Compensation.

     h. "ELIGIBLE EMPLOYEE" means any employee of a Participating Company whose customary employment is for more than five months per calendar year and for more than 20 hours per week.

     The foregoing notwithstanding, an individual shall not be considered an Eligible Employee if his or her participation in the Plan is prohibited by law of any country in which he or she resides, performs work for the Company and receives Compensation from the Company, or if he or she works in a job classification covered by a collective bargaining agreement and the parties to that agreement have bargained in good faith about stock purchase benefits and the bargaining agreement does not provide for participation in this Plan.

     i.   "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     j. "FAIR MARKET VALUE" means the market price of Stock, determined by the Committee as follows:

          i. If stock was traded over-the-counter on the date in question but was not traded on the Nasdaq National Market or the Nasdaq SmallCap Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and ask prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.;

          ii. If Stock was traded over-the-counter on the date in question and was traded on the Nasdaq National Market or the Nasdaq SmallCap Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq National Market or the Nasdaq SmallCap Market;

          iii. If the Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

          iv. If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in THE WALL STREET JOURNAL or as reported directly to the Company by Nasdaq or a comparable exchange. Such determination shall be conclusive and binding on all persons.

     k. "IPO" means the initial offering of Stock to the public pursuant to a registration statement filed by the Company with the Securities and Exchange Commission.

     l. "OFFERING PERIOD" means an 18-month period with respect to which the right to purchase Stock may be granted under the Plan, as determined pursuant to
Section 3(a).

     m. "PARTICIPANT" means an Eligible Employee who elects to participate in the Plan, as provided in Section 3(c).

     n. "PARTICIPATING COMPANY" means (i) the Company and (ii) each present or future Subsidiary designated by the Committee as a Participating Company.

     o. "PLAN" means this Information Advantage, Inc. 1997 Employee Stock Purchase Plan, as it may be amended from time to time.

     p. "PLAN ACCOUNT" means the account established for each Participant pursuant to Section 7(a).

     q. "PURCHASE PRICE" means the price at which Participants may purchase Stock under the Plan, as determined pursuant to Section 7(b).

     r.   "STOCK" means the Common Stock of the Company.

     s. "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 16.    GOVERNING LAW.

     The Plan shall be construed consistent with and governed by the laws of the State of Minnesota and the laws of the United States.

SECTION 17.    EXECUTION.

     To record the adoption of the Amended and Restated Plan as of April 22, 1998, the Company has caused its authorized officer to execute the same.


                                             INFORMATION ADVANTAGE, INC.


                                             By:     /s/Brian D. Wenger
                                                -----------------------
                                             Title:  Secretary
                                                   -----------